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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): DECEMBER 28, 1997
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                           NATIONAL DATACOMPUTER, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                      0-15885                    04-2942832
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   (State or other               (Commission                (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)


                       900 MIDDLESEX TURNPIKE, BUILDING 5
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                               BILLERICA, MA 01821
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 663-7677
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ITEM 8.   CHANGE IN FISCAL YEAR
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          On December 28, 1997, the Board of Directors of the Registrant voted to change the end of the fiscal year of the Registrant from the last Sunday in December to December 31. The Registrant's Form 10-KSB for the fiscal year ended December 31, 1997 will contain the report covering the transition period resulting from the change in fiscal year.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL DATACOMPUTER, INC.
                                             (Registrant)



Date: January 12, 1998                       /s/  Malcolm M. Bibby
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                                             Malcolm M. Bibby
                                             President



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